Exhibit 10.2
Execution Copy
WAIVER, CONSENT, PARTIAL RELEASE
AND SECOND AMENDMENT TO
AMENDED REVOLVING CREDIT AGREEMENT
AND LOAN DOCUMENTS
     WAIVER, CONSENT, PARTIAL RELEASE AND SECOND AMENDMENT, dated as of February 28, 2007 (this “Agreement”), by and among Alon USA Energy, Inc., a Delaware corporation (the “Parent”), Alon USA, LP, f/k/a SWBU, L.P., a Texas limited partnership (“Alon LP”), Edgington Oil Company, LLC, f/k/a EOC Acquisition, LLC, a Delaware limited liability company (“Edgington”; together with Alon LP, each individually a “Borrower”, and, collectively, the “Borrowers”), all direct and indirect subsidiaries of the Parent (other than subsidiaries of Alon USA Interests, LLC, a Texas limited liability company, and Paramount Petroleum Corporation, a Delaware corporation (“Paramount”), and the subsidiaries of Paramount)(together with the Parent, collectively, the “Guarantor Companies”), the Lenders (as defined below), Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent for the Lenders (in such capacity, the “Agent”), and Bank Leumi USA, as co-arranger for the Lenders (“Bank Leumi”).
W I T N E S S E T H
     WHEREAS, the Borrowers, the Guarantor Companies, the financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), the Agent and Bank Leumi are parties to the Amended Revolving Credit Agreement, dated as of June 22, 2006, as amended by Amendment No. 1, dated as of August 4, 2006 (as so amended, the “Credit Agreement”), pursuant to which the Lenders have made revolving loans to the Borrowers;
     WHEREAS, the obligations of the Borrowers and the Guarantor Companies to the Agent and the Lenders in respect of the Credit Agreement and the other Loan Documents are secured, inter alia, by the collateral and other security interests referred to in the Credit Agreement, the Security Agreement, the Pledge Agreement and the other Security Documents;
     WHEREAS, the Borrowers, the Guarantor Companies, the Lenders, Bank Leumi and the Agent wish to amend the Credit Agreement and the Loan Documents, in order to (i) release Edgington, Paramount of Oregon, LLC, a Delaware limited liability company (“Paramount Oregon”), Paramount of Washington, LLC, a Delaware limited liability company (“Paramount Washington”), and Alon Asphalt Bakersfield, Inc., a Delaware corporation (“Alon Bakersfield”; together with Edgington, Paramount Oregon and Paramount Washington, collectively, the “Released Parties”) from the agreements and the obligations contained therein in connection with the provision by Bank of America, N.A (“Bank of America”) of a secured financing facility to Paramount pursuant to the Second Amended and Restated Credit Agreement, dated as of February 28, 2007 (the “Bank of America Facility”), by and among the financial institutions from time to time parties thereto (such financial institutions, together with their respective successors and assigns, collectively, the “Bank of America Lenders”), Bank of America, as administrative agent for the Bank of America Lenders and as the lead arranger and bookmaker, Paramount Petroleum Corporation, a Delaware corporation, as borrower, and the other Obligated Parties (as defined therein), in the maximum principal amount of $300,000,000 and (ii) exclude the Released Parties from certain provisions of the Credit Agreement that would otherwise be applicable to such Subsidiaries of the Parent;
     WHEREAS, the Borrowers and the Guarantor Companies have requested that the Agent and the Required Lenders (i) consent to and waive any Event of Default that would or will otherwise arise under Section 10.01(c) or (d) of the Credit Agreement as a result of a breach of Section 7.02(a) or (b) of the Credit Agreement as a result of the execution of the Bank of America Facility and the related loan documents thereunder, in each case, as such documents are in effect on the date hereof, and the incurrence of up to $300,000,000 of indebtedness and the creation of liens thereunder, (ii) consent to the release of the Agent’s Liens on the Released Parties’ Capital Stock and all assets of the Released Parties, and (iii) release the Released Parties from the Credit Agreement and the other Loan Documents and all Obligations thereunder; and
     NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.
     2. Amendments to Credit Agreement.
          (a) Preamble. The Preamble to the Credit Agreement is hereby amended amended and restated in its entirety to read as follows:
     “AMENDED REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of June 22, 2006 by and among Alon USA Energy, Inc., a Delaware corporation (the “Parent”), Alon USA, LP, f/k/a SWBU, L.P., a Texas limited partnership (“Alon LP”; and together with such other subsidiaries of the Parent as may be designated as a borrower hereunder by Alon LP with the prior written consent of the Agent and the Required Lenders (each as defined below), each individually a “Borrower”, and, collectively, the “Borrowers”), all direct and indirect subsidiaries of the Parent (other than subsidiaries of Alon Interests (as defined below) and the Bank of America Financed Subsidiaries (as defined below)), the financial institutions from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent for the Lenders (in such capacity, the “Agent”), and Bank Leumi USA, as co-arranger for the Lenders.”
          (b) New Definitions. Section 1.01 of the Credit Agreement is hereby amended to add the following defined terms in the appropriate alphabetical order:
     “Bank of America Financed Subsidiaries” means all direct or indirect Subsidiaries of Paramount Petroleum Holdings other than Alon

Pipeline Logistics, LLC, a Delaware limited liability company, and its Subsidiaries.”
     “Edgington” means Edgington Oil Company, LLC, f/k/a EOC Acquisition LLC, a Delaware limited liability company.”
          (c) Amendment and Restatement of Existing Definitions. The following defined terms in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
     “Company” means all direct and indirect subsidiaries of the Parent (including, without limitation, Alon Interests), other than Paramount and its Subsidiaries, the Bank of America Financed Subsidiaries and Subsidiaries of Alon Interests.”
     “Fixed Assets and Other Specified Property” means any (a) Fixed Assets, (b) any Capital Stock issued by a Subsidiary of a Company and owned by a Company (other than any Capital Stock of (i) the Bank of America Financed Subsidiaries owned by Paramount Petroleum Holdings, (ii) Alon Interests owned by Alon LP and (iii) any Subsidiary of Alon Interests), and (c) any Indebtedness owed by one Company to another Company which is evidenced by a promissory note.”
     “Paramount Petroleum Holdings” means Alon Paramount Holdings, Inc., a Delaware corporation and a wholly owned Subsidiary of Alon Assets.”
          (d) Deletion of an Existing Definition. The defined term “Paramount Refinery” in Section 1.01 of the Credit Agreement is hereby deleted.
          (e) Interest Rate and Payment; Production Increase. Section 2.13(b) of the Credit Agreement is hereby amended by replacing the words “Paramount and its Subsidiaries” with the words “the Bank of America Financed Subsidiaries” therein.
          (f) Interest Rate and Payment; Making a Request for a Facility Sublimit Increase. Section 2.13(c) of the Credit Agreement is hereby amended by replacing the words “Paramount and its Subsidiaries” with the words “the Bank of America Financed Subsidiaries” therein.
          (g) Representations and Warranties; Subsidiaries. Section 6.01(f) of the Credit Agreement is hereby amended by replacing the words “Paramount and of its Subsidiaries” with the words “the Bank of America Financed Subsidiaries” therein.
          (h) Affirmative Covenants; Subsidiaries, Etc. Section 7.01(b)(i) of the Credit Agreement is hereby amended by replacing the words “Paramount and any of its Subsidiaries” with the words “the Bank of America Financed Subsidiaries” therein.

          (i) Negative Covenants; Liens, Etc. Section 7.02(a) of the Credit Agreement is hereby amended by replacing each occurrence of the words “Paramount and its Subsidiaries” with the words “the Bank of America Financed Subsidiaries” therein.
          (j) Negative Covenants; Indebtedness. Section 7.02(b) of the Credit Agreement is hereby amended by replacing the words “Paramount and its Subsidiaries” with the words “the Bank of America Financed Subsidiaries” therein.
          (k) Negative Covenants; Merger, Consolidation, Sale of Assets, Etc. Section 7.02(c) of the Credit Agreement is hereby amended by replacing each occurrence of the words “Paramount and its Subsidiaries” with the words “the Bank of America Financed Subsidiaries” therein.
          (l) Negative Covenants; Investments, Etc. Section 7.02(e) of the Credit Agreement is hereby amended by replacing each occurrence of the words “Paramount and its Subsidiaries” with the words “the Bank of America Financed Subsidiaries” therein.
     3. Amendments to the Pledge Agreement and Security Agreement.
          (a) Section 2 of the Pledge Agreement is hereby amended by replacing the words “Paramount, and its Subsidiaries” with the words “the Bank of America Financed Subsidiaries” therein.
          (b) Section 2 of the Security Agreement is hereby amended by inserting the following sentence at end of such Section:
“Anything to the contrary notwithstanding, Collateral shall not include the Capital Stock of the Bank of America Financed Subsidiaries.”
     4. Waiver, Consent and Release. Subject to the satisfaction of the conditions contained in Section 7 hereof and pursuant to Section 12.03 of the Credit Agreement:
          (a) The Agent and the Required Lenders consent to, and waive any Event of Default that would otherwise arise under Section 10.01(c) or (d) of the Credit Agreement as a result of a breach of Section 7.02(a) or (b) of the Credit Agreement by reason of the execution of the Bank of America Facility and the related loan documents thereunder, in each case, as such documents are in effect on the date hereof, and the incurrence of up to $300,000,000 of indebtedness and the creation of liens thereunder.
          (b) The Agent and the Required Lenders hereby release their security interest in and lien on the Capital Stock and all assets of the Released Parties and release the Released Parties from the Credit Agreement and the other Loan Documents and all Obligations thereunder.
     5. Releases of Security Interests and Liens.
          (a) Subject to the satisfaction of the conditions set forth in Section 7 hereof, the Agent’s security interest in and lien on the Capital Stock and assets of the Released

Parties is hereby released without recourse, representation or warranty of any kind, express or implied and at the sole cost and expense of Borrowers.
     (b) The Agent will, at the request of Administrative Borrower or the Bank of America, execute and deliver, and hereby authorizes the Administrative Borrower or the Bank of America to execute and deliver, such other instruments and documents, and take such further action, as Administrative Borrower or the Bank of America may reasonably request to effect or evidence the termination of Agent’s security interest in and lien on the Capital Stock and assets of the Released Parties and releases the Released Parties from the Credit Agreement and the other Loan Documents and all Obligations thereunder as provided in clause (a) above, but without recourse, representation or warranty of any kind, express or implied, and at the sole cost and expense of Borrowers.
     6. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Loan Parties represent and warrant to the Agent and the Lenders that, as of the Agreement Effective Date (as defined below):
          (a) The execution, delivery and performance by each of the Loan Parties of this Agreement has been duly authorized by all requisite corporate actions; that this Agreement has been duly executed and delivered by each of the Loan Parties; and that this Agreement and the Credit Agreement, as amended by this Agreement, constitute legal, valid and binding obligations of the Loan Parties, enforceable against them in accordance with its terms (subject to the applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).
          (b) The representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document and certificate or other writing delivered to Agent or any Lender pursuant thereto on or prior to the Agreement Effective Date are true and correct in all material respects on and as of the Agreement Effective Date, after giving effect to the terms of this Agreement, as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date).
          (c) No Default or Event of Default has occurred and is continuing on the Agreement Effective Date or will result from this Agreement becoming effective in accordance with its terms.
          (d) The organizational structure of Parent and its Subsidiaries is as set forth on Schedule A hereto.
     7. Conditions to Effectiveness. The effectiveness of this Agreement is subject to the fulfillment on or before March 31, 2007, in a manner satisfactory to Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by Agent is hereafter referred to as the “Agreement Effective Date”):

          (a) this Agreement shall have been executed and delivered by the Loan Parties, the Agent and the Lenders;
          (b) Administrative Borrower shall have delivered to the Agent true and correct copies of the executed Bank of America Facility and the related loan documents thereunder, and such documentation shall be in form and substance reasonably satisfactory to the Agent; and
          (c) Administrative Borrower shall have delivered to the Agent true and correct copies of the executed Amendment No. 1, dated as of the date hereof, to the Credit Agreement, dated as of June 22, 2006, among Parent, the lenders party thereto and Credit Suisse, as administrative and collateral agent, and such document shall be in form and substance reasonably satisfactory to the Agent.
     8. Reservation of Rights. This release shall apply only to the Capital Stock and all assets of the Released Parties and does not, in any manner whatsoever, allow for the release of liens on any other Collateral of any other Loan Party. The Agent’s liens on all such other Collateral shall remain in full force and effect. No action or acquiescence by the Agent and the Lenders, including, without limitation, the amendment under this Agreement of, or the acceptance of any payments under, the Credit Agreement, shall constitute a waiver of any Default or Event of Default, except as expressly set forth herein. Accordingly, the Agent and the Lenders reserve all of their rights under the Credit Agreement, the Loan Documents, at law and otherwise regarding any such Default or Event of Default.
     9. Continued Effectiveness of Loan Documents. Each of the Loan Parties hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Agreement Effective Date all references in any such Loan Document to “the Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Agreement, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects, except with respect to the Capital Stock or other Collateral released hereunder.
     10. Loan Parties; Borrowing Base; Intercreditor Agreement. Notwithstanding anything to the contrary, after the Agreement Effective Date:
          (a) none of the Released Parties shall be deemed to be a Loan Party, a Company, or a Guarantor Company under the Credit Agreement or any of the other Loan Documents;
          (b) no assets of the Released Parties shall be included in any calculation of the Borrowing Base under the Credit Agreement;

          (c) the Capital Stock and all assets of the Released Parties shall no longer be collateral of the Agent and the Lenders under the Intercreditor Agreement; and
          (d) the Released Parties shall be released from the Intercreditor Agreement.
     11. Miscellaneous.
          (a) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of a counterpart hereby by facsimile transmission shall be equally effective as delivery of a manually executed counterpart hereof.
          (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
          (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
          (d) The Loan Parties will pay on demand all reasonable fees, reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees, out-of-pocket disbursements and other client charges of Schulte Roth & Zabel LLP.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrowers:

ALON USA, LP

By:	Alon USA GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Harlin R. Dean

	Name:	Harlin R. Dean
	Title:	Vice President and Secretary

EDGINGTON OIL COMPANY, LLC

By:	/s/ Harlin R. Dean

Name:	Harlin R. Dean
Title:	Vice President and Secretary

Guarantor Companies:

ALON ASSETS, INC.
ALON USA OPERATING, INC
ALON USA REFINING, INC.
ALON ASPHALT BAKERSFIELD, INC
ALON USA, INC.
ALON USA ENERGY, INC.
ALON USA CAPITAL, INC.

By:	/s/ Harlin R. Dean

Name:	Harlin R. Dean
Title:	Vice President and Secretary

ALON USA GP, LLC

By:	/s/ Harlin R. Dean

Name:	Harlin R. Dean
Title:	Vice President and Secretary

ALON USA INTERESTS, LLC

By:	/s/ Harlin R. Dean

Name:	Harlin R. Dean
Title:	Vice President and Secretary

ALON USA DELAWARE, LLC
ALON PIPELINE LOGISTICS, LLC

By:	/s/ David Wiessman

Name:	David Wiessman
Title:	President

ALON CRUDE PIPELINE, LLC
ALON PARAMOUNT HOLDINGS, INC.
PARAMOUNT OF WASHINGTON, LLC
PARAMOUNT OF OREGON, LLC

By:	/s/ Harlin R. Dean

Name:	Harlin R. Dean
Title:	Vice President and Secretary

Agent and Lender:

ISRAEL DISCOUNT BANK OF NEW YORK

By:	/s/ Amir Barash

Name:	Amir Barash
Title:	First Vice President

By:	/s/ Mali Golan

Name:	Mali Golan
Title:	Assistant Vice President

Lender and Co-arranger:

BANK LEUMI USA

By:	/s/ Hanita Musel

Name:	Hanita Musel
Title:	Assistant Treasurer

By:	/s/ Yuval Talmy

Name:	Yuval Talmy
Title:	First Vice President